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                                  UNITED STATES

                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

     PURSUANT TO SECTION 13 OR 15(D) OF THE SECURITIES EXCHANGE ACT OF 1934.




                Date of Report (Date of Earliest Event Reported):

                                  May 22, 2003




                            MONRO MUFFLER BRAKE, INC.
             ------------------------------------------------------
             (Exact name of registrant as specified in its charter)




New York                            0-19357                   16-0838627
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(State of Incorporation)    (Commission File Number)       (I.R.S. Employer
                                                          Identification No.)




200 Holleder Parkway, Rochester, New York                      14615
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(Address of Principal Executive Offices)                    (Zip Code)




Registrant's telephone number, including area code        (585) 647-6400
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Item 7. Financial Statements, Pro Forma Financial Information and Exhibits.
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(a) Not applicable.

(b) Not applicable.

(c) The following is a list of exhibits furnished with this Current Report on Form 8-K:


Exhibit No.                Description
-----------                ------------
99.1                       Press Release
                           dated May 22, 2003

Item 9.  Regulation FD Disclosure
---------------------------------

On May 22, 2003, the Registrant issued a press release announcing its unaudited earnings for the fourth quarter and year ended March 29, 2003. A copy of the press release is furnished herewith. The information required under Item 12 of Form 8-K has been furnished under Item 9 in accordance with the Securities and Exchange Commission's interim guidance for such disclosures.


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                                   SIGNATURES
                                   ----------


Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                        MONRO MUFFLER BRAKE, INC.
                                        -------------------------
                                               (Registrant)






May 22, 2003                         By:  /s/ Catherine D'Amico
                                        ---------------------------------------
                                        Catherine D'Amico
                                        Executive Vice President-Finance & CFO